Exhibit 99.1

Press Release

XTI Aerospace Announces Share Repurchase Program

ENGLEWOOD, Colo., March 18, 2025 /PRNewswire/ -- XTI Aerospace, Inc. (Nasdaq: XTIA) (“XTI Aerospace” or the “Company”), a pioneer in advanced aircraft design, today announced that its board of directors has authorized management to implement a share repurchase program to acquire up to $5 million of the Company’s common stock. The program will be aimed at addressing what the Company believes is an undervaluation of its common stock.

By the authorization, XTI Aerospace may purchase common stock by way of open market transactions, through privately negotiated transactions, or by other means including through the use of trading plans intended to qualify under Rule 10b-18 under the Securities Exchange Act of 1934, as amended, in accordance with applicable securities laws and other restrictions. The timing, total value of stock repurchases, and aggregate number of shares repurchased will depend upon business, economic and market conditions, corporate and regulatory requirements, prevailing stock prices, and other considerations. The share repurchase program will have an initial term of twelve (12) months, which may be extended to eighteen (18) months. The share repurchase program may be suspended or discontinued at any time and does not obligate the Company to acquire any amount of common stock.

The Company had approximately 3.7 million shares of common stock outstanding as of March 18, 2025.

“The decision to implement a share buyback program reflects our strong confidence in the intrinsic value of XTI Aerospace and our belief in its future potential,” said Scott Pomeroy, Chairman and CEO of XTI Aerospace. “We are committed to delivering long-term value to our shareholders, and our continued progress toward achieving market leadership reinforces our confidence in XTI’s long-term success.”

About XTI Aerospace, Inc.

XTI Aerospace (XTIAerospace.com) (Nasdaq: XTIA) is the parent company of XTI Aircraft Company, an aviation business based near Denver, Colorado, currently developing the TriFan 600, a fixed-wing business aircraft designed to have the vertical takeoff and landing (VTOL) capability of a helicopter, speeds of up to 345 mph and a range of approximately 700 miles, creating an entirely new category – the vertical lift crossover airplane (VLCA). Additionally, the Inpixon (inpixon.com) business unit of XTI Aerospace is a leader in real-time location systems (RTLS) technology with customers around the world who use the Company’s location intelligence solutions in factories and other industrial facilities to help optimize operations, increase productivity, and enhance safety. For more information about XTI Aerospace, please visit XTIAerospace.com and HangerXStudios.com (an aviation innovation podcast), and follow the Company on LinkedIn, Instagram, X, and YouTube.

8123 InterPort Blvd., Suite C, Englewood, CO, 80112, USA, (800) 680-7412

© XTI Aerospace, Inc | XTIAerospace.com

Cautionary Statement Regarding Forward-Looking Statements

This press release contains certain “forward-looking statements” within the meaning of the United States Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act, and Section 21E of the Exchange Act. All statements other than statements of historical fact contained in this press release, including without limitation, statements about the products under development by XTI Aerospace, the advantages of Aerospace’s technology, and XTI Aerospace’s customers, plans and strategies are forward-looking statements.

Some of these forward-looking statements can be identified by the use of forward-looking words, including “believe,” “continue,” “could,” “would,” “will,” “estimate,” “expect,” “intend,” “plan,” “target,” “projects,” or the negatives of these terms or variations of them or similar expressions. All forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. All forward-looking statements are based upon estimates, forecasts, and assumptions that, while considered reasonable by XTI Aerospace and its management, are inherently uncertain, and many factors may cause the actual results to differ materially from current expectations. XTI Aerospace undertakes no obligation to revise any forward-looking statements in order to reflect events or circumstances that might subsequently arise. Readers are urged to carefully review and consider the risk factors discussed from time to time in XTI Aerospace’s filings with the SEC, including those factors discussed under the caption “Risk Factors” in its most recent annual report on Form 10-K, filed with the SEC on April 16, 2024, and in subsequent reports filed with or furnished to the SEC.

Contacts

General inquiries:

Email: contact@xtiaerospace.com

Web: https://xtiaerospace.com/contact

Investor Relations:

Crescendo Communications
Tel: +1 212-671-1020
Email: XTIA@crescendo-ir.com

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8123 InterPort Blvd., Suite C, Englewood, CO, 80112, USA, (800) 680-7412

© XTI Aerospace, Inc | XTIAerospace.com